                                                                    EXHIBIT 99A

                   GATX FINANCIAL CORPORATION AND SUBSIDIARIES

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the annual report of GATX Financial Corporation (the "Company") on Form 10-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald H. Zech, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ RONALD H. ZECH
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Ronald H. Zech
Chairman and Chief Executive Officer



March 20, 2003